EXHIBIT 99.1

Carolina Bank Holdings, Inc. Announces Record 2007 EPS of $.89; Total Assets Exceed $500 Million

GREENSBORO, N.C., Jan. 23, 2008 (PRIME NEWSWIRE) -- Carolina Bank Holdings, Inc. (Nasdaq:CLBH) today reported record 2007 earnings. Net income was $3.02 million, an increase of 7.6% over the $2.81 million reported in 2006. Diluted earnings per share were $0.89 in 2007 compared with $0.83 for 2006, an increase of 7.2%. Per share results were restated to reflect the impact of the six-for-five stock split in 2007. Performance reflects continued strong growth in loans and deposits and improvement in asset quality in the most recent quarter.

Asset growth remains strong. At December 31, 2007, Carolina Bank Holdings had total assets of $500.12 million, an increase of $88.52 million or 21.5% over the past year. Loans held for investment (HFI) increased $85.05 million, or 26.9%, over the prior year reaching $400.78 million and grew $28.19 million, or 7.6% during the 2007 fourth quarter. Deposits were up $58.16 million in 2007, or 16.1% to $418.57 million at December 31, 2007. Robert T. Braswell, President and CEO of Carolina Bank Holdings, commented, "The past two years finds us crossing milestones in growth, which we like to think of as a Customer Satisfaction gauge."

Net income was $686,000, or $0.20 per diluted share, for the fourth quarter of 2007 compared to $555,000, or $0.16 per diluted share, for the fourth quarter of 2006.

Mr. Braswell continued, "Our 2007 earnings growth, while positive, was hindered by an unexpected six fold increase in our FDIC insurance and by investments in new offices and people who will provide returns to our Company in future periods. Our superior growth, achieved throughout our footprint along with positive contributions from our new division, Carolina Wholesale Mortgage, were the keys to our success in 2007 and promise to drive profitable results in the future. We did not face any 'sub-prime losses' that have hampered national and money center banks."

Net interest income for 2007 increased $1.98 million from 2006, or 16.3% to $14.17 million, reflecting a 16.9% increase in average earning assets and no change in the net interest margin of 3.3%. Fourth quarter 2007 net interest income increased $440,000, or 14.2%, over the same period in 2006 as average earning assets rose 20.0% and the net interest margin decreased by 12 basis points to 3.08%. The 1% decline in the prime rate during the last four months of 2007 negatively impacted our net interest margin in late 2007 because of our asset sensitivity and due to an unusually competitive deposit interest rate market.

Non-interest income for 2007 was $1.73 million, a decrease of $44,000 or 2.5% from 2006. Excluding a 2006 gain of $183,000 on the sale of repossessed assets and a dividend distribution of $117,000 relating to an investment in a limited partnership investment company, as well as 2007 losses on repossessed assets of $14,000, non-interest income was $1.74 million in 2007 and $1.47 million in 2006. Non-interest income increased to $645,000 in the fourth quarter of 2007, up $310,000, or 92.5% from the fourth quarter of 2006. Our new wholesale mortgage division, formed in July 2007, was responsible for the $262,000 increase in mortgage banking income in the fourth quarter of 2007. The wholesale mortgage division was $0.012 accretive to earnings per share in 2007. Income is recognized when loans are originated, or on a trading basis, since a commitment to sell loans is generally consummated when a commitment to originate is made, thereby eliminating most of the market risk.

Non-interest expense increased to $9.93 million in 2007, an increase of 18.5% from 2006, and increased 12.6% to $2.70 million in the fourth quarter of 2007. The increase in expenses in 2007 related to our strong loan, deposit and fee income growth. New offices in High Point and Burlington, with Burlington being converted from a limited service office, and the new wholesale mortgage division accounted for much of the new expense in 2007. FDIC insurance expense increased $228,000 to $267,000 in 2007 due to new assessments to the banking industry in 2007 coupled with deposit growth.

Mr. Braswell added, "We have made progress returning our bank's asset quality to levels more in line with our historical experience. While non-performing assets increased at December 31, 2007 from a year ago, improvement occurred on a linked quarter basis." Non-performing assets were $4.54 million, or 0.91% of assets at December 31, 2007, compared with $2.43 million, or 0.59% of assets at December 31, 2006. The bank had net charge-offs of $528,000, or 0.15% of average loans in 2007 and $508,000, or 0.18% of average loans for 2006. The allowance for loan losses was 1.13% of loans held for investment at December 31, 2007.

Shareholders' equity totaled $29.64 million at December 31, 2007, up $3.71 million from twelve months ago. Shares outstanding at December 31, 2007 were 3,315,157.

About the Company

Carolina Bank, the banking subsidiary of Carolina Bank Holdings, Inc. began banking operations on November 25, 1996. The parent company is a North Carolina corporation organized in 2000. The bank is engaged in lending and deposit gathering activities in the Piedmont Triad of North Carolina, with operations in three counties: Guilford, Alamance and Randolph. The bank has six full-service banking locations, three in Greensboro, one in Asheboro, one in High Point, and one in Burlington, North Carolina. The bank is building a new corporate headquarters in downtown Greensboro, with expected occupancy in late 2008. The Company's stock is listed on the NASDAQ Capital Market under the symbol CLBH. Further information is available on the Company's web site: www.carolinabank.com.

This press release contains forward-looking statements regarding future events. These statements are only predictions and are subject to risks and uncertainties that could cause the actual events or results to differ materially. These risks and uncertainties include risks of managing our growth, substantial changes in financial markets, regulatory changes, changes in interest rates, loss of deposits and loan demand to other financial institutions, and changes in real estate values and the real estate market. Additional information concerning factors that could cause actual results to be materially different from those in the forward-looking statements is contained in the Company's filings with the Securities and Exchange Commission. Carolina Bank Holdings undertakes no obligation to update or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

  Carolina Bank Holdings, Inc. and Subsidiary
  Consolidated Balance Sheets
  At December 31, 2007 and 2006

                                                    December 31,
                                                   2007      2006
                                                 unaudited
 -------------------------------------------------------------------
                                                   (in thousands)
  ASSETS
  Cash and due from banks                          $ 4,967   $ 4,762
  Short-term investments and interest-earning
   deposits                                             55       221
  Federal funds sold                                    --        --
                                                 -------------------
    Total cash and cash equivalents                  5,022     4,983

  Securities available for sale, at fair value      59,304    71,054
  Securities held-to-maturity, at amortized cost     3,133     3,637

  Loans held for trading, at fair value             11,869        --
  Loans held for investment                        400,784   315,732
  Allowance for loan losses                         (4,532)   (3,898)
                                                 -------------------
    Net loans                                      408,121   311,834

  Premises and equipment, net                       13,792    10,078
  Other assets                                      10,744    10,006
                                                 -------------------
    Total assets                                 $ 500,116 $ 411,592
                                                 ===================
 LIABILITIES AND STOCKHOLDERS' EQUITY
 LIABILITIES
 Deposits:
  Noninterest-bearing                             $ 30,491  $ 26,984
  Interest-bearing                                 388,082   333,431
                                                 -------------------
  Total deposits                                   418,573   360,415

  Short-term borrowings                              6,102     3,605
  Federal Home Loan Bank advances                   31,581     8,908
  Junior subordinated debentures                    10,310    10,310
  Other liabilities                                  3,910     2,425
                                                 -------------------
  Total liabilities                                470,476   385,663

 STOCKHOLDERS' EQUITY
 Common stock, $1 par value;
  20,000,000 shares authorized;
  issued and outstanding 3,315,157
  in 2007 and 3,266,866 in 2006                      3,315     2,722
  Additional paid-in capital                        15,379    15,597
  Retained earnings                                 10,875     7,851
  Stock in director rabbi trust                       (524)     (453)
  Directors deferred fees obligation                   524       453
  Accumulated other comprehensive (loss)                71      (241)
                                                 -------------------
    Total stockholders' equity                      29,640    25,929
                                                 -------------------

    Total liabilities and stockholders' equity   $ 500,116 $ 411,592
                                                 ===================

 Carolina Bank Holdings, Inc. and Subsidiary
 Consolidated Statements of Operations
 For the three months and years ended December 31, 2007 and 2006
 (unaudited)

                                   For the
                             Three Months Ended    For the Year Ended
                                 December 31,         December 31,
                             ------------------   -------------------
                              2007       2006       2007      2006
 ----------------------------------------------   -------------------
                              (in thousands, except per share data)
 Interest income:
  Loans                    $   7,612  $   6,324  $  29,172  $  23,175
  Securities - taxable           734        906      3,160      3,236
  Securities -
   non-taxable                    78         --        140         --
  Interest from
   federal funds sold              1         38        187        414
  Other interest
   income                          2          3         32         33
                           --------------------  --------------------
   Total interest income       8,427      7,271     32,691     26,858
 Interest expense:
  Deposits                     4,386      3,803     16,893     12,990
  FHLB advances and
   other                         191        173        861        935
  Junior subordinated
   debentures                    308        194        766        744
                           --------------------  --------------------
    Total interest expense     4,885      4,170     18,520     14,669
                           --------------------  --------------------

 Net interest income           3,542      3,101     14,171     12,189
 Provision for loan
  losses                         420        310      1,162      1,196
                           --------------------  --------------------
 Net interest income
  after provision
  for loan losses              3,122      2,791     13,009     10,993

 Noninterest income:
  Service charges                204        190        748        684
  Mortgage banking
   income                        343         81        543        352
  Repossessed asset
   gains (losses)                (13)        --        (14)       183
  Other                          111         64        452        554
                           --------------------  --------------------
   Total noninterest income      645        335      1,729      1,773

 Noninterest expense:
  Salaries and
   benefits                    1,380      1,080      5,344      4,268
  Occupancy and
   equipment                     372        289      1,330      1,099
  Professional fees              295        265        806        827
  Outside data
   processing                    163        141        607        575
  Advertising and
   promotion                     118        140        473        472
  Stationery, printing
   and supplies                  129        112        469        373
  Impairment of
   non-marketable
   securities                     --         --        100         --
  Other                          238        366        798        767
                           --------------------  --------------------
  Total noninterest
   expense                     2,695      2,393      9,927      8,381
                           --------------------  --------------------
 Income before income
  taxes                        1,072        733      4,811      4,385
 Income taxes expense            386        178      1,787      1,574
                           --------------------  --------------------
 Net income                $     686  $     555  $   3,024  $   2,811
                           ====================  ====================
 Basic earnings per
  common share             $    0.21  $    0.17  $    0.92  $    0.86
 Diluted earnings per
  common share             $    0.20  $    0.16  $    0.89  $    0.83
 Average common
  shares outstanding       3,313,724  3,266,866  3,280,315  3,265,557
 Average common shares
  and dilutive
  potential common
  shares outstanding       3,394,797  3,408,367  3,402,711  3,383,070
 Total Shares
  outstanding at end
  of period                3,315,157  3,266,866  3,315,157  3,266,866

 All per share information has been presented or restated to reflect the effect of the six-for-five stock split in 2007.

 Carolina Bank Holdings, Inc.
 Consolidated Financial Highlights
 Fourth Quarter 2007
 (unaudited)
                                     Quarterly
               ------------------------------------------------------
                 4th Qtr.   3rd Qtr.   2nd Qtr.   1st Qtr.   4th Qtr.
                  2007        2007       2007       2007      2006
               ------------------------------------------------------
($ in thousands
   except for
   share data)

 EARNINGS
  Net interest
   income       $   3,542      3,627      3,705      3,297      3,101
  Provision for
   loan loss    $     420        272        215        255        310
  NonInterest
   income       $     645        386        340        358        335
  NonInterest
   expense      $   2,695      2,459      2,491      2,282      2,393
  Net income    $     686        800        837        701        555
  Basic
   earnings
   per share    $    0.21       0.24       0.26       0.21       0.17
  Diluted
   earnings
   per share    $    0.20       0.24       0.25       0.21       0.16
  Average
   shares
   outstanding  3,313,724  3,273,806  3,266,866  3,266,866  3,266,866
  Average
   diluted
   shares
   outstanding  3,394,797  3,392,116  3,408,938  3,412,313  3,408,367

 PERFORMANCE RATIOS
  Return on
   average assets *  0.57%      0.70%      0.76%      0.66%      0.56%
  Return on
   average
   common equity *   9.45%     11.55%     12.39%     10.65%      8.68%
  Net interest
   margin
   (fully-tax
   equivalent) *     3.08%      3.31%      3.53%      3.28%      3.20%
  Efficiency ratio  64.37%     61.28%     59.11%     62.44%     62.22%
  # full-time
   equivalent
   employees -
   period end          89         86         77         74         69

 CAPITAL
  Equity to
   ending assets     5.93%      6.08%      6.13%      6.11%      6.30%
  Tier 1 leverage
   capital ratio      n/a        n/a        n/a        n/a       8.76%
  Tier 1 risk-based
   capital ratio      n/a        n/a        n/a        n/a       9.97%
  Total risk-based
   capital ratio      n/a        n/a        n/a        n/a      11.45%
  Book value
   per share    $    8.94       8.68       8.30       8.20       7.94

 ASSET
  QUALITY
  Net charge-
   offs         $     364         21          2        141         18
  Net charge-
   offs to
   average
   loans*            0.36%      0.02%      0.00%      0.17%      0.02%
  Allowance for
   loan losses  $   4,532      4,476      4,225      4,012      3,898
  Allowance for
   loan losses
   to loans
   held invst.       1.13%      1.19%      1.21%      1.21%      1.23%
  Nonperforming
   loans        $   3,538      4,443      2,139      2,385      2,388
  Restructured
   loans        $       0          0          0         45         45
  Other real
   estate owned $   1,001        190          0          0          0
  Nonperforming
   loans to
   loans held for
   investment        0.88%      1.19%      0.61%      0.73%      0.77%
  Nonperforming
   assets to
   total assets      0.91%      0.99%      0.48%      0.55%      0.59%

 END OF PERIOD
  BALANCES
  Total assets  $ 500,116    468,327    441,975    438,675    411,592
  Total earning
   assets       $ 475,145    444,498    421,759    415,904    390,644
  Total loans
   held for
   investment   $ 400,784    374,602    349,782    332,112    315,732
  Total
   deposits     $ 418,573    409,094    387,108    391,936    360,415
  Stockholders'
   equity       $  29,640     28,487     27,108     26,788     25,929

 AVERAGE
  BALANCES
  Total assets  $ 484,039    458,152    437,731    424,839    398,427
  Total earning
   assets       $ 464,675    440,045    419,834    401,683    387,233
  Total loans   $ 399,223    363,801    345,115    326,161    306,272
  Total
   interest-
   bearing
   deposits     $ 379,562    371,395    355,810    340,430    318,398
  Stockholders'
   equity       $  29,048     27,706     27,011     26,324     25,579

                                                 Year Ended
                                          ------------------------
                                             2007           2006
                                          ----------     ---------
 ($ in thousands except for share data)

 EARNINGS
  Net interest income                     $   14,171        12,189
  Provision for loan loss                 $    1,162         1,196
  NonInterest income                      $    1,729         1,773
  NonInterest expense                     $    9,927         8,381
  Net income                              $    3,024         2,811
  Basic earnings per share                $     0.92          0.86
  Diluted earnings
   per share                              $     0.89          0.83
  Average shares outstanding               3,280,315     3,265,557
  Average diluted shares outstanding       3,402,711     3,383,070

 PERFORMANCE RATIOS
  Return on average assets *                    0.67%         0.73%
  Return on average common equity *            10.99%        11.63%
  Net interest margin (fully-tax
   equivalent) *                                3.30%         3.30%
  Efficiency ratio                             62.00%        59.48%
  # full-time equivalent employees - period
   end                                            89            69

 CAPITAL
  Equity to ending assets                       5.93%         6.30%
  Tier 1 leverage capital ratio                  n/a          8.76%
  Tier 1 risk-based capital ratio                n/a          9.97%
  Total risk-based capital ratio                 n/a         11.45%
  Book value per share                    $     8.94          7.94

 ASSET QUALITY
  Net charge-offs                         $      528           508
  Net charge-offs to average loans *            0.15%         0.18%
  Allowance for loan losses               $    4,532         3,898
  Allowance for loan losses to loans
   held invst.                                  1.13%         1.23%
  Nonperforming loans                     $    3,538         2,388
  Restructured loans                      $        0            45
  Other real estate owned                 $    1,001             0
  Nonperforming loans to loans held for
   investment                                   0.88%         0.77%
  Nonperforming assets to total assets          0.91%         0.59%

 END OF PERIOD BALANCES
  Total assets                            $  500,116       411,592
  Total earning assets                    $  474,145       390,644
  Total loans held for investment         $  400,784       315,732
  Total deposits                          $  418,573       360,415
  Stockholders' equity                    $   29,640        25,929

 AVERAGE BALANCES
  Total assets                            $  451,190       384,252
  Total earning assets                    $  431,559       369,298
  Total loans                             $  358,575       286,644
  Total interest-bearing deposits         $  361,799       300,897
  Stockholders' equity                    $   27,522        24,165

 * annualized for all periods presented
 All per share information has been presented or restated
 to reflect the effect of the six-for-five stock split
 in the second quarter of 2007.

CONTACT:  Carolina Bank Holdings, Inc.
          Robert T. Braswell, President and CEO
          336-286-8761
          b.braswell@carolinabank.com